SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 18, 2003


                              MOLDFLOW CORPORATION
                              --------------------
               (Exact Name of Registrant as Specified in Charter)



        Delaware                   000-30027               04-3406763
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
    of Incorporation)              File Number)           Identification No.)



430 Boston Post Road, Wayland, MA                                   01778
------------------------------------------------------------  -----------------
(Address of Principal Executive Offices)                         (Zip Code)



  Registrant's telephone number, including area code (508) 358-5848
                                                     --------------



                                 NOT APPLICABLE
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

On December 18, 2003, Moldflow Corporation announced the addition of Robert J. Lepofsky to its Board of Directors.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

        Exhibit 99.1 -   Press Release dated  December 18, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             MOLDFLOW CORPORATION



Date:  December 18, 2003      By:   /s/ Suzanne E. MacCormack
                                    -------------------------------------------
                                    Name:  Suzanne E. MacCormack
                                    Title: Executive Vice President and Chief
                                           Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

Exhibit 99.1      Press Release dated December 18, 2003